Unaudited Pro Forma Net Loss Per Share - Additional information (Detail) - USD ($) $ / shares in Units, $ in Thousands	12 Months Ended
	Dec. 31, 2019	Dec. 31, 2018	Dec. 31, 2017
Ordinary Shares Authorized	500,000,000	500,000,000
Ordinary Shares Par Value	$ 0.0001	$ 0.0001	$ 0.0001
Pro Forma [Member]
Convertible Preferred Stock, Conversion Ratio	1:1
Ordinary Shares, Value, Authorized	$ 80,000
Ordinary Shares Authorized	800,000,000
Ordinary Shares Par Value	$ 0.0001
Pro Forma [Member] | Everest [Member]
Shares Issued Upon Conversion	6,078,571
Pro Forma [Member] | Series B-2 Convertible Preferred Shares [Member]
Convertible Preferred Stock, Conversion Ratio	1-to-1.08
Pro Forma [Member] | Series C Convertible Preferred Shares [Member]
Convertible Preferred Stock, Conversion Ratio	1-to-1.11
Pro Forma [Member] | Series C-1 Convertible Preferred Shares [Member]
Convertible Preferred Stock, Conversion Ratio	1-to-1.18